SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2006

PSB Holdings, Inc.

(Exact name of registrant as specified in its charter)

Federal	0-50970	42-1597948
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Main Street, Putnam, Connecticut	06260
(Address of principal executive offices)	(Zip Code)

(860) 928-6501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02. Results of operations and financial condition.

On April 25, 2006, PSB Holdings, Inc. (the “Company”) issued a press release regarding its results of operations and financial condition at and for the three and nine months ended March 31, 2006. The text of the press release and a related financial supplement is included as Exhibit 99.1 to this report. The information included in the press release text and the financial supplement is considered to be “furnished” under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses at and for the period ended March 31, 2006, as part of its Form 10-QSB covering that period.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits: The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press release text and financial supplement of PSB Holdings, Inc. dated April 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSB HOLDINGS, INC.

	By:	/s/ Robert J. Halloran, Jr.
Dated: April 25, 2006		Robert J. Halloran, Jr.
Chief Financial Officer